Exhibit 99.2

Quarterly Financial Supplement
Fourth Quarter 2019
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2019

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2020 Guidance

On an annual basis, the Company provides financial guidance based upon the intermediate term rather than giving a range of annual adjusted operating earnings per share for an upcoming year. This better reflects the long-term nature of the business, as the Company accepts risks over very long periods of time, up to 30 years or longer in some cases. While more predictable over longer-term horizons, the Company's business is subject to inherent short-term volatility, primarily due to mortality and morbidity experience.

Over the intermediate term, the Company continues to target growth in adjusted operating earnings per share in the 5% to 8% range, and adjusted operating return on equity of 10% to 12%. It is presumed that there are no significant changes in the investment environment from current levels, and the Company will deploy $300 to $400 million of excess capital, on average, annually. These guidance ranges are based upon “normalized” results. The Company currently estimates its effective tax rate on adjusted operating income will be approximately 23% to 24%.

Reinsurance Group of America, Incorporated
2019 Notes

Name Change

In the fourth quarter of 2019, the Company changed the name of the Financial Reinsurance business within the U.S. and Latin America Financial Solutions segment to “Capital Solutions”. The name change better describes the product offerings for this part of the U.S. and Latin America Financial Solutions segment. This name change does not affect any previously or future reported results for the U.S. and Latin America Financial Solutions segment.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD millions, except in force & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018		2019	2018	Change
Net premiums	$2,986	$2,809	$2,764	$2,738	$2,805	$181	$11,297	$10,544	$753
Net income	235	263	202	170	110	125	870	716	154
Adjusted operating income	219	256	211	167	222	(3)	853	789	64
Return on equity - annualized	8.1%	9.5%	8.0%	7.5%	5.2%	2.9%
Return on equity - trailing 12 months	8.4%	7.6%	8.5%	8.9%	8.1%	0.3%
Adjusted operating return on equity (ex AOCI):
Annualized	10.5%	12.6%	10.6%	8.5%	11.4%	(0.9)%
Trailing 12 months	10.5%	10.7%	11.0%	11.0%	10.3%	0.2%
Total assets	$76,731	$75,774	$72,044	$66,692	$64,535	$12,196
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,619.6	$1,618.5	$1,623.0	$1,618.9	$1,610.1	$9.5
U.S. and Latin America Financial Solutions	5.1	5.2	2.0	2.0	2.1	3.0
Canada Traditional	417.1	401.7	406.1	394.1	383.5	33.6
Europe, Middle East and Africa Traditional	776.4	707.8	715.8	726.1	716.3	60.1
Asia Pacific Traditional	662.0	626.6	630.3	623.4	616.9	45.1
Asia Pacific Financial Solutions	—	—	—	0.1	0.3	(0.3)
Total assumed life reinsurance in force	$3,480.2	$3,359.8	$3,377.2	$3,364.6	$3,329.2	$151.0
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$38.4	$23.9	$24.7	$28.8	$26.3	$12.1	$115.8	$106.5	$9.3
U.S. and Latin America Financial Solutions	—	3.2	—	—	—	—	3.2	—	3.2
Canada Traditional	14.9	8.1	9.0	8.4	9.4	5.5	40.4	43.1	(2.7)
Europe, Middle East and Africa Traditional	55.0	32.1	27.1	33.2	58.6	(3.6)	147.4	190.2	(42.8)
Asia Pacific Traditional	20.2	31.0	9.6	8.9	20.3	(0.1)	69.7	66.9	2.8
Total assumed new business production	$128.5	$98.3	$70.4	$79.3	$114.6	$13.9	$376.5	$406.7	$(30.2)
Per Share and Shares Data
Basic earnings per share
Net income	$3.75	$4.19	$3.23	$2.70	$1.75	$2.00	$13.88	$11.25	$2.63
Adjusted operating income	$3.49	$4.09	$3.36	$2.66	$3.53	$(0.04)	$13.61	$12.39	$1.22
Diluted earnings per share
Net income	$3.68	$4.12	$3.18	$2.65	$1.72	$1.96	$13.62	$11.00	$2.62
Adjusted operating income	$3.43	$4.02	$3.31	$2.61	$3.46	$(0.03)	$13.35	$12.12	$1.23
Wgt. average common shares outstanding
Basic	62,633	62,666	62,678	62,758	62,815	(182)	62,684	63,658	(974)
Diluted	63,774	63,789	63,698	64,027	64,156	(382)	63,882	65,094	(1,212)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	16,482	16,529	16,380	16,594	16,324	158	16,482	16,324	158
Common shares outstanding	62,656	62,609	62,758	62,544	62,814	(158)	62,656	62,814	(158)

Book value per share	$185.17	$184.06	$170.64	$154.61	$134.53	$50.64
Per share effect of AOCI	$50.07	$52.04	$42.10	$28.23	$10.14	$39.93
Book value per share, excluding AOCI	$135.10	$132.02	$128.54	$126.38	$124.39	$10.71

Stockholders’ dividends paid	$43.9	$43.9	$37.6	$37.7	$37.7	$6.2	$163.1	$140.1	$23.0

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$2,986	$2,809	$2,764	$2,738	$2,805	$181	$11,297	$10,544	$753
Investment income, net of related expenses	677	679	584	580	522	155	2,520	2,139	381
Investment related gains (losses), net
OTTI on fixed maturity securities	(13)	(9)	—	(9)	(14)	1	(31)	(28)	(3)
Other investment related gains (losses), net	35	58	12	17	(125)	160	122	(142)	264
Total investment related gains (losses), net	22	49	12	8	(139)	161	91	(170)	261
Other revenue	100	91	107	94	91	9	392	363	29
Total revenues	3,785	3,628	3,467	3,420	3,279	506	14,300	12,876	1,424
Benefits and expenses:
Claims and other policy benefits	2,703	2,470	2,516	2,508	2,468	235	10,197	9,319	878
Interest credited	180	226	158	133	92	88	697	425	272
Policy acquisition costs and other insurance expenses	310	322	260	312	335	(25)	1,204	1,323	(119)
Other operating expenses	234	210	222	202	200	34	868	786	82
Interest expense	44	46	43	40	39	5	173	147	26
Collateral finance and securitization expense	6	7	8	8	7	(1)	29	30	(1)
Total benefits and expenses	3,477	3,281	3,207	3,203	3,141	336	13,168	12,030	1,138
Income before income taxes	308	347	260	217	138	170	1,132	846	286
Provision for income taxes	73	84	58	47	28	45	262	130	132
Net income	$235	$263	$202	$170	$110	$125	$870	$716	$154
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$308	$347	$260	$217	$138	$170	$1,132	$846	$286
Investment and derivative (gains) losses (1)	30	(77)	(22)	13	32	(2)	(56)	153	(209)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	1	(9)	(5)	2	33	(32)	(11)	13	(24)
GMXB embedded derivatives (1)	(47)	42	18	(18)	77	(124)	(5)	15	(20)
Funds withheld (gains) losses - investment income	—	—	(1)	6	—	—	5	(2)	7
EIA embedded derivatives - interest credited	(10)	36	18	2	13	(23)	46	(17)	63
DAC offset, net	(4)	(13)	(3)	(12)	(13)	9	(32)	10	(42)
Investment (income) loss on unit-linked variable annuities	1	(12)	(3)	(12)	11	(10)	(26)	7	(33)
Interest credited on unit-linked variable annuities	(1)	12	3	12	(11)	10	26	(7)	33
Interest expense on uncertain tax positions	4	9	2	3	—	4	18	—	18
Non-investment derivatives	2	—	—	—	—	2	2	—	2
Adjusted operating income before income taxes	$284	$335	$267	$213	$280	$4	$1,099	$1,018	$81

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
After-tax adjusted operating income reconciliation:
Net income	$235	$263	$202	$170	$110	$125	$870	$716	$154
Investment and derivative (gains) losses (1)	25	(61)	(15)	8	24	1	(43)	120	(163)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	—	(7)	(4)	2	26	(26)	(9)	10	(19)
GMXB embedded derivatives (1)	(37)	33	14	(14)	61	(98)	(4)	12	(16)
Funds withheld (gains) losses - investment income	—	—	(1)	5	—	—	4	(2)	6
EIA embedded derivatives - interest credited	(8)	28	14	2	11	(19)	36	(13)	49
DAC offset, net	(3)	(10)	(3)	(9)	(10)	7	(25)	8	(33)
Investment (income) loss on unit-linked variable annuities	—	(9)	(3)	(9)	9	(9)	(21)	6	(27)
Interest credited on unit-linked variable annuities	—	9	3	9	(9)	9	21	(6)	27
Interest expense on uncertain tax positions	3	7	2	2	—	3	14	—	14
Non-investment derivatives	2	—	—	—	—	2	2	—	2
Uncertain tax positions and other tax related items	2	3	2	1	—	2	8	(62)	70
Adjusted operating income	$219	$256	$211	$167	$222	$(3)	$853	$789	$64

Wgt. average common shares outstanding (diluted)	63,774	63,789	63,698	64,027	64,156	(382)	63,882	65,094	(1,212)

Diluted earnings per share - adjusted operating income	$3.43	$4.02	$3.31	$2.61	$3.46	$(0.03)	$13.35	$12.12	$1.23

Foreign currency effect on (2):
Net premiums	$(5)	$(35)	$(60)	$(79)	$(44)	$39	$(179)	$43	$(222)
Adjusted operating income before income taxes	$1	$(2)	$(5)	$(9)	$(5)	$6	$(15)	$8	$(23)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2019	2019	2019	2019	2018
Assets
Fixed maturity securities, available-for-sale	$51,121	$49,481	$46,189	$41,738	$39,992
Equity securities	320	135	147	90	82
Mortgage loans on real estate	5,706	5,647	5,405	5,118	4,966
Policy loans	1,319	1,290	1,320	1,312	1,345
Funds withheld at interest	5,662	5,614	5,696	5,730	5,761
Short-term investments	64	108	159	119	143
Other invested assets	2,363	2,215	2,122	2,007	1,915
Total investments	66,555	64,490	61,038	56,114	54,204
Cash and cash equivalents	1,449	2,636	2,288	2,020	1,890
Accrued investment income	493	520	470	443	428
Premiums receivable and other reinsurance balances	2,940	2,818	2,945	2,858	3,018
Reinsurance ceded receivables	904	863	851	815	758
Deferred policy acquisition costs	3,512	3,411	3,440	3,404	3,398
Other assets	878	1,036	1,012	1,038	839
Total assets	$76,731	$75,774	$72,044	$66,692	$64,535

Liabilities and stockholders’ equity
Future policy benefits	$28,672	$27,086	$26,996	$25,977	$25,285
Interest-sensitive contract liabilities	22,711	22,345	19,749	17,750	18,005
Other policy claims and benefits	5,711	6,147	6,136	5,911	5,643
Other reinsurance balances	557	513	513	517	487
Deferred income taxes	2,712	2,762	2,444	2,145	1,799
Other liabilities	1,188	1,406	1,481	1,278	1,396
Long-term debt	2,981	3,381	3,381	2,788	2,788
Collateral finance and securitization notes	598	610	635	656	682
Total liabilities	65,130	64,250	61,335	57,022	56,085

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	1,937	1,928	1,920	1,906	1,899
Retained earnings	7,952	7,766	7,550	7,412	7,285
Treasury stock	(1,426)	(1,429)	(1,404)	(1,415)	(1,371)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(92)	(157)	(123)	(147)	(169)
Unrealized appreciation of securities, net of income taxes	3,299	3,472	2,816	1,964	856
Pension and postretirement benefits, net of income taxes	(70)	(57)	(51)	(51)	(51)
Total stockholders’ equity	11,601	11,524	10,709	9,670	8,450
Total liabilities and stockholders’ equity	$76,731	$75,774	$72,044	$66,692	$64,535

Total stockholders’ equity, excluding AOCI	$8,464	$8,266	$8,067	$7,904	$7,814

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$1,558	$1,404	$1,410	$1,357	$1,501	$57	$5,729	$5,534	$195
Investment income, net of related expenses	200	210	173	186	185	15	769	730	39
Investment related gains (losses), net	2	(10)	(4)	(6)	3	(1)	(18)	8	(26)
Other revenue	5	6	6	3	5	—	20	24	(4)
Total revenues	1,765	1,610	1,585	1,540	1,694	71	6,500	6,296	204

Benefits and expenses:
Claims and other policy benefits	1,427	1,241	1,293	1,300	1,347	80	5,261	5,049	212
Interest credited	19	20	19	20	21	(2)	78	82	(4)
Policy acquisition costs and other insurance expenses	195	201	179	177	195	—	752	739	13
Other operating expenses	39	35	39	31	36	3	144	140	4
Total benefits and expenses	1,680	1,497	1,530	1,528	1,599	81	6,235	6,010	225

Income before income taxes	$85	$113	$55	$12	$95	$(10)	$265	$286	$(21)

Loss and expense ratios:
Claims and other policy benefits	91.6%	88.4%	91.7%	95.8%	89.8%	1.8%	91.8%	91.2%	0.6%
Policy acquisition costs and other insurance expenses	12.5%	14.4%	12.8%	13.0%	13.0%	(0.5)%	13.1%	13.3%	(0.2)%
Other operating expenses	2.5%	2.5%	2.6%	2.4%	2.4%	0.1%	2.5%	2.5%	—%

Foreign currency effect on (1):
Net premiums	$1	$—	$—	$(1)	$(1)	$2	$—	$(1)	$1
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$1,558	$1,404	$1,410	$1,357	$1,501	$57	$5,729	$5,534	$195
Investment income, net of related expenses	200	210	173	186	185	15	769	730	39
Other revenue	5	6	6	3	5	—	20	24	(4)
Total revenues	1,763	1,620	1,589	1,546	1,691	72	6,518	6,288	230

Benefits and expenses:
Claims and other policy benefits	1,427	1,241	1,293	1,300	1,347	80	5,261	5,049	212
Interest credited	19	20	19	20	21	(2)	78	82	(4)
Policy acquisition costs and other insurance expenses	195	201	179	177	195	—	752	739	13
Other operating expenses	39	35	39	31	36	3	144	140	4
Total benefits and expenses	1,680	1,497	1,530	1,528	1,599	81	6,235	6,010	225

Adjusted operating income before income taxes	$83	$123	$59	$18	$92	$(9)	$283	$278	$5

Loss and expense ratios:
Claims and other policy benefits	91.6%	88.4%	91.7%	95.8%	89.8%	1.8%	91.8%	91.1%	0.7%
Policy acquisition costs and other insurance expenses	12.5%	14.4%	12.8%	13.0%	13.0%	(0.5)%	13.1%	13.4%	(0.3)%
Other operating expenses	2.5%	2.5%	2.6%	2.4%	2.4%	0.1%	2.5%	2.5%	—%

Foreign currency effect on (1):
Net premiums	$1	$—	$—	$(1)	$(1)	$2	$—	$(1)	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$11	$12	$9	$7	$8	$3	$39	$27	$12
Investment income, net of related expenses	272	254	204	197	170	102	927	700	227
Investment related gains (losses), net	(1)	58	17	1	(59)	58	75	(57)	132
Other revenue	28	36	50	23	27	1	137	128	9
Total revenues	310	360	280	228	146	164	1,178	798	380

Benefits and expenses:
Claims and other policy benefits	51	49	49	48	45	6	197	130	67
Interest credited	144	183	124	89	72	72	540	312	228
Policy acquisition costs and other insurance expenses	28	21	25	19	29	(1)	93	159	(66)
Other operating expenses	9	7	10	7	6	3	33	29	4
Total benefits and expenses	232	260	208	163	152	80	863	630	233

Income (loss) before income taxes	$78	$100	$72	$65	$(6)	$84	$315	$168	$147

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$11	$12	$9	$7	$8	$3	$39	$27	$12
Investment income, net of related expenses	272	254	203	203	170	102	932	698	234
Other revenue	28	36	50	23	27	1	137	128	9
Total revenues	311	302	262	233	205	106	1,108	853	255

Benefits and expenses:
Claims and other policy benefits	51	49	49	48	45	6	197	130	67
Interest credited	154	147	106	87	59	95	494	329	165
Policy acquisition costs and other insurance expenses	32	34	28	31	42	(10)	125	149	(24)
Other operating expenses	9	7	10	7	6	3	33	29	4
Total benefits and expenses	246	237	193	173	152	94	849	637	212

Adjusted operating income before income taxes	$65	$65	$69	$60	$53	$12	$259	$216	$43

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2019	2019	2019	2019	2018
Annuity account values:
Fixed annuities (deferred)	$11,140	$11,149	$10,374	$8,311	$8,461

Net interest spread (fixed annuities)	1.5%	1.4%	1.5%	1.6%	1.5%

Equity-indexed annuities	$3,589	$3,635	$3,656	$3,712	$3,782

Variable annuities account values
No riders	$711	$1,471	$1,486	$702	$797
GMDB only	837	160	164	164	159
GMIB only	23	22	22	22	21
GMAB only	4	4	4	5	7
GMWB only	1,123	1,100	1,127	1,132	1,090
GMDB / WB	278	272	278	281	272
Other	18	17	17	18	19
Total variable annuities account values	$2,994	$3,046	$3,098	$2,324	$2,365

Fair value of liabilities associated with living benefit riders	$163	$210	$168	$150	$168

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$907	$969	$1,003	$999	$991

Bank-owned life insurance (BOLI)	$2,459	$2,452	$602	$599	$596

Other asset-intensive business	$130	$133	$133	$136	$58

Future policy benefits associated with:

Payout annuities	$4,776	$4,844	$4,906	$4,974	$4,943

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$1	$1	$1	$1	$1	$—	$4	$6	$(2)
Other revenue	29	22	20	26	26	3	97	103	(6)
Total revenues	30	23	21	27	27	3	101	109	(8)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	—	—	5	4	(3)	6	16	(10)
Other operating expenses	3	4	1	4	3	—	12	10	2
Total benefits and expenses	4	4	1	9	7	(3)	18	26	(8)

Income before income taxes	$26	$19	$20	$18	$20	$6	$83	$83	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$1	$1	$1	$1	$1	$—	$4	$6	$(2)
Other revenue	29	22	20	26	26	3	97	103	(6)
Total revenues	30	23	21	27	27	3	101	109	(8)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	—	—	5	4	(3)	6	16	(10)
Other operating expenses	3	4	1	4	3	—	12	10	2
Total benefits and expenses	4	4	1	9	7	(3)	18	26	(8)

Adjusted operating income before income taxes	$26	$19	$20	$18	$20	$6	$83	$83	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$276	$271	$264	$255	$268	$8	$1,066	$1,024	$42
Investment income, net of related expenses	52	53	51	49	49	3	205	199	6
Investment related gains (losses), net	3	1	3	7	(3)	6	14	(1)	15
Other revenue	—	—	—	1	—	—	1	2	(1)
Total revenues	331	325	318	312	314	17	1,286	1,224	62

Benefits and expenses:
Claims and other policy benefits	235	216	206	200	201	34	857	848	9
Policy acquisition costs and other insurance expenses	56	57	57	54	60	(4)	224	231	(7)
Other operating expenses	12	9	9	7	8	4	37	33	4
Total benefits and expenses	303	282	272	261	269	34	1,118	1,112	6

Income before income taxes	$28	$43	$46	$51	$45	$(17)	$168	$112	$56

Loss and expense ratios:
Claims and other policy benefits	85.1%	79.7%	78.0%	78.4%	75.0%	10.1%	80.4%	82.8%	(2.4)%
Policy acquisition costs and other insurance expenses	20.3%	21.0%	21.6%	21.2%	22.4%	(2.1)%	21.0%	22.6%	(1.6)%
Other operating expenses	4.3%	3.3%	3.4%	2.7%	3.0%	1.3%	3.5%	3.2%	0.3%

Foreign currency effect on (1):
Net premiums	$—	$(3)	$(9)	$(13)	$(11)	$11	$(25)	$—	$(25)
Income before income taxes	$—	$—	$(2)	$(3)	$(2)	$2	$(5)	$(1)	$(4)

Creditor reinsurance net premiums	$27	$29	$27	$27	$30	$(3)	$110	$123	$(13)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$276	$271	$264	$255	$268	$8	$1,066	$1,024	$42
Investment income, net of related expenses	52	53	51	49	49	3	205	199	6
Investment related gains, net	2	2	2	1	2	—	7	5	2
Other revenue	—	—	—	1	—	—	1	2	(1)
Total revenues	330	326	317	306	319	11	1,279	1,230	49

Benefits and expenses:
Claims and other policy benefits	235	216	206	200	201	34	857	848	9
Policy acquisition costs and other insurance expenses	56	57	57	54	60	(4)	224	231	(7)
Other operating expenses	12	9	9	7	8	4	37	33	4
Total benefits and expenses	303	282	272	261	269	34	1,118	1,112	6

Adjusted operating income before income taxes	$27	$44	$45	$45	$50	$(23)	$161	$118	$43

Loss and expense ratios:
Claims and other policy benefits	85.1%	79.7%	78.0%	78.4%	75.0%	10.1%	80.4%	82.8%	(2.4)%
Policy acquisition costs and other insurance expenses	20.3%	21.0%	21.6%	21.2%	22.4%	(2.1)%	21.0%	22.6%	(1.6)%
Other operating expenses	4.3%	3.3%	3.4%	2.7%	3.0%	1.3%	3.5%	3.2%	0.3%

Foreign currency effect on (1):
Net premiums	$—	$(3)	$(9)	$(13)	$(11)	$11	$(25)	$—	$(25)
Adjusted operating income before income taxes	$(1)	$—	$(2)	$(2)	$(2)	$1	$(5)	$(1)	$(4)

Creditor reinsurance net premiums	$27	$29	$27	$27	$30	$(3)	$110	$123	$(13)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$22	$22	$23	$22	$10	$12	$89	$43	$46
Investment income, net of related expenses	1	1	—	1	1	—	3	2	1
Other revenue	4	1	1	1	1	3	7	4	3
Total revenues	27	24	24	24	12	15	99	49	50

Benefits and expenses:
Claims and other policy benefits	19	20	20	21	10	9	80	37	43
Policy acquisition costs and other insurance expenses	1	—	1	—	—	1	2	1	1
Other operating expenses	—	1	(1)	2	—	—	2	1	1
Total benefits and expenses	20	21	20	23	10	10	84	39	45

Income before income taxes	$7	$3	$4	$1	$2	$5	$15	$10	$5

Foreign currency effect on (2):
Net premiums	$—	$—	$(1)	$(1)	$—	$—	$(2)	$—	$(2)
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$22	$22	$23	$22	$10	$12	$89	$43	$46
Investment income, net of related expenses	1	1	—	1	1	—	3	2	1
Other revenue	4	1	1	1	1	3	7	4	3
Total revenues	27	24	24	24	12	15	99	49	50

Benefits and expenses:
Claims and other policy benefits	19	20	20	21	10	9	80	37	43
Policy acquisition costs and other insurance expenses	1	—	1	—	—	1	2	1	1
Other operating expenses	—	1	(1)	2	—	—	2	1	1
Total benefits and expenses	20	21	20	23	10	10	84	39	45

Adjusted operating income before income taxes	$7	$3	$4	$1	$2	$5	$15	$10	$5

Foreign currency effect on (2):
Net premiums	$—	$—	$(1)	$(1)	$—	$—	$(2)	$—	$(2)
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$368	$359	$351	$364	$353	$15	$1,442	$1,424	$18
Investment income, net of related expenses	19	17	18	19	17	2	73	66	7
Other revenue	1	2	1	1	2	(1)	5	5	—
Total revenues	388	378	370	384	372	16	1,520	1,495	25

Benefits and expenses:
Claims and other policy benefits	300	297	296	312	305	(5)	1,205	1,233	(28)
Policy acquisition costs and other insurance expenses	30	27	28	29	22	8	114	99	15
Other operating expenses	35	29	30	27	30	5	121	108	13
Total benefits and expenses	365	353	354	368	357	8	1,440	1,440	—

Income before income taxes	$23	$25	$16	$16	$15	$8	$80	$55	$25

Loss and expense ratios:
Claims and other policy benefits	81.5%	82.7%	84.3%	85.8%	86.5%	(5.0)%	83.6%	86.7%	(3.1)%
Policy acquisition costs and other insurance expenses	8.2%	7.4%	7.9%	8.2%	6.1%	2.1%	7.9%	7.0%	0.9%
Other operating expenses	9.5%	8.1%	8.6%	7.3%	8.4%	1.1%	8.4%	7.5%	0.9%

Foreign currency effect on (1):
Net premiums	$(4)	$(17)	$(23)	$(33)	$(12)	$8	$(77)	$41	$(118)
Income before income taxes	$(1)	$(1)	$(1)	$(2)	$(1)	$—	$(5)	$2	$(7)

Critical illness net premiums	$42	$49	$43	$44	$45	$(3)	$178	$188	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$368	$359	$351	$364	$353	$15	$1,442	$1,424	$18
Investment income, net of related expenses	19	17	18	19	17	2	73	66	7
Other revenue	1	2	1	1	2	(1)	5	5	—
Total revenues	388	378	370	384	372	16	1,520	1,495	25

Benefits and expenses:
Claims and other policy benefits	300	297	296	312	305	(5)	1,205	1,233	(28)
Policy acquisition costs and other insurance expenses	30	27	28	29	22	8	114	99	15
Other operating expenses	35	29	30	27	30	5	121	108	13
Total benefits and expenses	365	353	354	368	357	8	1,440	1,440	—

Adjusted operating income before income taxes	$23	$25	$16	$16	$15	$8	$80	$55	$25

Loss and expense ratios:
Claims and other policy benefits	81.5%	82.7%	84.3%	85.8%	86.5%	(5.0)%	83.6%	86.7%	(3.1)%
Policy acquisition costs and other insurance expenses	8.2%	7.4%	7.9%	8.2%	6.1%	2.1%	7.9%	7.0%	0.9%
Other operating expenses	9.5%	8.1%	8.6%	7.3%	8.4%	1.1%	8.4%	7.5%	0.9%

Foreign currency effect on (1):
Net premiums	$(4)	$(17)	$(23)	$(33)	$(12)	$8	$(77)	$41	$(118)
Adjusted operating income before income taxes	$(1)	$(1)	$(1)	$(2)	$(1)	$—	$(5)	$2	$(7)

Critical illness net premiums	$42	$49	$43	$44	$45	$(3)	$178	$188	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$54	$55	$57	$52	$49	$5	$218	$195	$23
Investment income, net of related expenses	45	55	47	48	24	21	195	134	61
Investment related gains (losses), net	1	2	3	3	(8)	9	9	1	8
Other revenue	10	5	7	6	4	6	28	20	8
Total revenues	110	117	114	109	69	41	450	350	100

Benefits and expenses:
Claims and other policy benefits	19	34	47	49	34	(15)	149	123	26
Interest credited	(1)	12	3	12	(11)	10	26	(7)	33
Policy acquisition costs and other insurance expenses	10	—	1	1	1	9	12	4	8
Other operating expenses	10	10	11	9	9	1	40	33	7
Total benefits and expenses	38	56	62	71	33	5	227	153	74

Income before income taxes	$72	$61	$52	$38	$36	$36	$223	$197	$26

Foreign currency effect on (2):
Net premiums	$—	$(3)	$(3)	$(4)	$(2)	$2	$(10)	$6	$(16)
Income before income taxes	$—	$(3)	$(3)	$(3)	$(1)	$1	$(9)	$6	$(15)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$54	$55	$57	$52	$49	$5	$218	$195	$23
Investment income, net of related expenses	46	43	44	36	35	11	169	141	28
Investment related gains (losses), net	—	—	—	—	1	(1)	—	1	(1)
Other revenue	12	5	7	6	4	8	30	20	10
Total revenues	112	103	108	94	89	23	417	357	60

Benefits and expenses:
Claims and other policy benefits	19	34	47	49	34	(15)	149	123	26
Policy acquisition costs and other insurance expenses	10	—	1	1	1	9	12	4	8
Other operating expenses	10	10	11	9	9	1	40	33	7
Total benefits and expenses	39	44	59	59	44	(5)	201	160	41

Adjusted operating income before income taxes	$73	$59	$49	$35	$45	$28	$216	$197	$19

Foreign currency effect on (2):
Net premiums	$—	$(3)	$(3)	$(4)	$(2)	$2	$(10)	$6	$(16)
Adjusted operating income before income taxes	$—	$(3)	$(3)	$(2)	$(1)	$1	$(8)	$5	$(13)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$659	$656	$606	$647	$616	$43	$2,568	$2,296	$272
Investment income, net of related expenses	27	27	24	26	24	3	104	96	8
Other revenue	3	2	4	—	14	(11)	9	25	(16)
Total revenues	689	685	634	673	654	35	2,681	2,417	264

Benefits and expenses:
Claims and other policy benefits	618	585	568	546	523	95	2,317	1,885	432
Policy acquisition costs and other insurance expenses	13	40	(12)	51	57	(44)	92	195	(103)
Other operating expenses	46	38	44	39	40	6	167	159	8
Total benefits and expenses	677	663	600	636	620	57	2,576	2,239	337

Income before income taxes	$12	$22	$34	$37	$34	$(22)	$105	$178	$(73)

Loss and expense ratios:
Claims and other policy benefits	93.8%	89.0%	93.7%	84.5%	84.8%	9.0%	90.2%	82.1%	8.1%
Policy acquisition costs and other insurance expenses	2.0%	6.1%	(1.9)%	7.8%	9.1%	(7.1)%	3.6%	8.5%	(4.9)%
Other operating expenses	7.0%	6.1%	7.0%	6.1%	6.6%	0.4%	6.5%	6.9%	(0.4)%

Foreign currency effect on (1):
Net premiums	$(3)	$(12)	$(23)	$(27)	$(18)	$15	$(65)	$(3)	$(62)
Income before income taxes	$1	$3	$1	$(2)	$1	$—	$3	$3	$—

Critical illness net premiums	$266	$294	$243	$252	$198	$68	$1,055	$806	$249

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$659	$656	$606	$647	$616	$43	$2,568	$2,296	$272
Investment income, net of related expenses	27	27	24	26	24	3	104	96	8
Other revenue	3	2	4	—	14	(11)	9	25	(16)
Total revenues	689	685	634	673	654	35	2,681	2,417	264

Benefits and expenses:
Claims and other policy benefits	618	585	568	546	523	95	2,317	1,885	432
Policy acquisition costs and other insurance expenses	13	40	(12)	51	57	(44)	92	195	(103)
Other operating expenses	46	38	44	39	40	6	167	159	8
Total benefits and expenses	677	663	600	636	620	57	2,576	2,239	337

Adjusted operating income before income taxes	$12	$22	$34	$37	$34	$(22)	$105	$178	$(73)

Loss and expense ratios:
Claims and other policy benefits	93.8%	89.0%	93.7%	84.5%	84.8%	9.0%	90.2%	82.1%	8.1%
Policy acquisition costs and other insurance expenses	2.0%	6.1%	(1.9)%	7.8%	9.1%	(7.1)%	3.6%	8.5%	(4.9)%
Other operating expenses	7.0%	6.1%	7.0%	6.1%	6.6%	0.4%	6.5%	6.9%	(0.4)%

Foreign currency effect on (1):
Net premiums	$(3)	$(12)	$(23)	$(27)	$(18)	$15	$(65)	$(3)	$(62)
Adjusted operating income before income taxes	$1	$3	$1	$(2)	$1	$—	$3	$3	$—

Critical illness net premiums	$266	$294	$243	$252	$198	$68	$1,055	$806	$249

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$38	$30	$44	$34	$—	$38	$146	$1	$145
Investment income, net of related expenses	15	10	11	10	9	6	46	40	6
Investment related gains (losses), net	7	(1)	(1)	4	(15)	22	9	(10)	19
Other revenue	8	7	5	7	6	2	27	23	4
Total revenues	68	46	59	55	—	68	228	54	174

Benefits and expenses:
Claims and other policy benefits	34	28	37	32	3	31	131	14	117
Interest credited	11	7	6	7	6	5	31	26	5
Policy acquisition costs and other insurance expenses	5	5	10	5	—	5	25	3	22
Other operating expenses	5	4	4	5	5	—	18	17	1
Total benefits and expenses	55	44	57	49	14	41	205	60	145

Income (loss) before income taxes	$13	$2	$2	$6	$(14)	$27	$23	$(6)	$29

Foreign currency effect on (2):
Net premiums	$—	$1	$—	$(1)	$—	$—	$—	$—	$—
Income (loss) before income taxes	$—	$1	$—	$—	$—	$—	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$38	$30	$44	$34	$—	$38	$146	$1	$145
Investment income, net of related expenses	15	10	11	10	9	6	46	40	6
Investment related gains, net	2	2	1	1	1	1	6	3	3
Other revenue	8	7	5	7	6	2	27	23	4
Total revenues	63	49	61	52	16	47	225	67	158

Benefits and expenses:
Claims and other policy benefits	34	28	37	32	3	31	131	14	117
Interest credited	11	7	6	7	6	5	31	26	5
Policy acquisition costs and other insurance expenses	5	5	10	5	—	5	25	3	22
Other operating expenses	5	4	4	5	5	—	18	17	1
Total benefits and expenses	55	44	57	49	14	41	205	60	145

Adjusted operating income before income taxes	$8	$5	$4	$3	$2	$6	$20	$7	$13

Foreign currency effect on (2):
Net premiums	$—	$1	$—	$(1)	$—	$—	$—	$—	$—
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$45	$51	$55	$43	$42	$3	$194	$166	$28
Investment related gains (losses), net	10	(1)	(6)	(1)	(57)	67	2	(111)	113
Other revenue	12	10	13	26	6	6	61	29	32
Total revenues	67	60	62	68	(9)	76	257	84	173

Benefits and expenses:
Interest credited	7	4	6	5	4	3	22	12	10
Policy acquisition costs and other insurance income	(29)	(29)	(29)	(29)	(33)	4	(116)	(124)	8
Other operating expenses	75	73	75	71	63	12	294	256	38
Interest expense	44	46	43	40	39	5	173	147	26
Collateral finance and securitization expense	6	7	8	8	7	(1)	29	30	(1)
Total benefits and expenses	103	101	103	95	80	23	402	321	81

Loss before income taxes	$(36)	$(41)	$(41)	$(27)	$(89)	$53	$(145)	$(237)	$92

Foreign currency effect on (1):
Loss before income taxes	$—	$—	$—	$—	$(1)	$1	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$45	$51	$55	$43	$42	$3	$194	$166	$28
Investment related gains (losses), net	2	1	—	3	(1)	3	6	2	4
Other revenue	12	10	13	26	6	6	61	29	32
Total revenues	59	62	68	72	47	12	261	197	64

Benefits and expenses:
Interest credited	7	4	6	5	4	3	22	12	10
Policy acquisition costs and other insurance income	(29)	(29)	(29)	(29)	(33)	4	(116)	(124)	8
Other operating expenses	75	73	75	71	63	12	294	256	38
Interest expense	40	37	41	37	39	1	155	147	8
Collateral finance and securitization expense	6	7	8	8	7	(1)	29	30	(1)
Total benefits and expenses	99	92	101	92	80	19	384	321	63

Adjusted operating loss before income taxes	$(40)	$(30)	$(33)	$(20)	$(33)	$(7)	$(123)	$(124)	$1

Foreign currency effect on (1):
Adjusted operating loss before income taxes	$—	$—	$—	$—	$(1)	$1	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
U.S. and Latin America:
Traditional	$85	$113	$55	$12	$95	$(10)	$265	$286	$(21)
Financial Solutions:
Asset Intensive	78	100	72	65	(6)	84	315	168	147
Capital Solutions	26	19	20	18	20	6	83	83	—
Total U.S. and Latin America	189	232	147	95	109	80	663	537	126
Canada:
Traditional	28	43	46	51	45	(17)	168	112	56
Financial Solutions	7	3	4	1	2	5	15	10	5
Total Canada	35	46	50	52	47	(12)	183	122	61
Europe, Middle East and Africa:
Traditional	23	25	16	16	15	8	80	55	25
Financial Solutions	72	61	52	38	36	36	223	197	26
Total Europe, Middle East and Africa	95	86	68	54	51	44	303	252	51
Asia Pacific:
Traditional	12	22	34	37	34	(22)	105	178	(73)
Financial Solutions	13	2	2	6	(14)	27	23	(6)	29
Total Asia Pacific	25	24	36	43	20	5	128	172	(44)
Corporate and Other	(36)	(41)	(41)	(27)	(89)	53	(145)	(237)	92
Consolidated income before income taxes	$308	$347	$260	$217	$138	$170	$1,132	$846	$286

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018		2019	2018	Change
U.S. and Latin America:
Traditional	$83	$123	$59	$18	$92	$(9)	$283	$278	$5
Financial Solutions:
Asset Intensive	65	65	69	60	53	12	259	216	43
Capital Solutions	26	19	20	18	20	6	83	83	—
Total U.S. and Latin America	174	207	148	96	165	9	625	577	48
Canada:
Traditional	27	44	45	45	50	(23)	161	118	43
Financial Solutions	7	3	4	1	2	5	15	10	5
Total Canada	34	47	49	46	52	(18)	176	128	48
Europe, Middle East and Africa:
Traditional	23	25	16	16	15	8	80	55	25
Financial Solutions	73	59	49	35	45	28	216	197	19
Total Europe, Middle East and Africa	96	84	65	51	60	36	296	252	44
Asia Pacific:
Traditional	12	22	34	37	34	(22)	105	178	(73)
Financial Solutions	8	5	4	3	2	6	20	7	13
Total Asia Pacific	20	27	38	40	36	(16)	125	185	(60)
Corporate and Other	(40)	(30)	(33)	(20)	(33)	(7)	(123)	(124)	1
Consolidated adjusted operating income before income taxes	$284	$335	$267	$213	$280	$4	$1,099	$1,018	$81

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2019	2019	2019	2019	2018
Fixed maturity securities, available-for-sale (1)	$51,121	$49,481	$46,189	$41,738	$39,992
Equity securities	320	135	147	90	82
Mortgage loans on real estate	5,706	5,647	5,405	5,118	4,966
Policy loans	1,319	1,290	1,320	1,312	1,345
Funds withheld at interest	5,662	5,614	5,696	5,730	5,761
Short-term investments	64	108	159	119	143
Other invested assets	2,363	2,215	2,122	2,007	1,915
Cash and cash equivalents	1,449	2,636	2,288	2,020	1,890
Total cash and invested assets	$68,004	$67,126	$63,326	$58,134	$56,094

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018		2019	2018	Change
Average invested assets at amortized cost (1)	$29,513	$29,043	$28,487	$28,097	$27,388	$2,125	$28,300	$26,641	$1,659
Net investment income (1)	$330	$344	$307	$310	$299	$31	$1,291	$1,185	$106
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.55%	4.83%	4.38%	4.49%	4.44%	11 bps	4.56%	4.45%	11 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	December 31, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$29,205	$2,269	$81	$31,393	61.4%	$—
Canadian governments	3,016	1,596	—	4,612	9.0%	—
RMBS	2,339	62	3	2,398	4.7%	—
ABS	2,973	19	14	2,978	5.8%	—
CMBS	1,841	61	3	1,899	3.7%	—
U.S. government	2,096	57	1	2,152	4.2%	—
State and political subdivisions	1,074	93	3	1,164	2.3%	—
Other foreign government	4,209	321	5	4,525	8.9%	—
Total fixed maturity securities	$46,753	$4,478	$110	$51,121	100.0%	$—

	December 31, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,006	$531	$555	$23,982	59.9%	$—
Canadian governments	2,768	1,126	2	3,892	9.7%	—
RMBS	1,872	22	25	1,869	4.7%	—
ABS	2,172	11	33	2,150	5.4%	—
CMBS	1,428	9	18	1,419	3.5%	—
U.S. government	2,234	10	58	2,186	5.5%	—
State and political subdivisions	721	40	9	752	1.9%	—
Other foreign government	3,681	109	48	3,742	9.4%	—
Total fixed maturity securities	$38,882	$1,858	$748	$39,992	100.0%	$—

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2019				December 31, 2018
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,443	$5,804	18.6%	A-	$4,854	$4,835	20.1%	A-
Brokerage/asset managers/exchanges	756	811	2.6%	A-	582	583	2.4%	A-
Finance companies	241	255	0.8%	BBB	185	179	0.7%	BBB
Insurance	3,178	3,429	10.9%	A-	2,294	2,264	9.4%	BBB+
REITs	716	760	2.4%	A-	639	639	2.7%	BBB+
Other finance	562	594	1.9%	A-	240	231	1.0%	A-
Total financial institutions	$10,896	$11,653	37.2%		$8,794	$8,731	36.3%
Industrials
Basic	$1,790	$1,925	6.1%	BBB	$1,297	$1,288	5.4%	BBB
Capital goods	1,292	1,353	4.3%	BBB	1,198	1,185	4.9%	BBB
Communications	2,126	2,346	7.5%	BBB+	1,904	1,917	8.0%	BBB
Consumer cyclical	1,477	1,571	5.0%	BBB+	1,188	1,188	5.0%	A-
Consumer noncyclical	2,898	3,147	10.0%	BBB+	2,584	2,581	10.8%	BBB+
Energy	1,939	2,099	6.7%	BBB+	1,800	1,815	7.6%	BBB+
Technology	974	1,027	3.3%	A-	767	769	3.2%	A-
Transportation	1,791	1,919	6.1%	A-	1,321	1,320	5.5%	A-
Other industrial	405	416	1.3%	BBB+	278	279	1.2%	BBB+
Total industrials	$14,692	$15,803	50.3%		$12,337	$12,342	51.6%
Utilities
Electric	$2,810	$3,046	9.7%	A-	$2,245	$2,255	9.4%	A-
Natural gas	475	516	1.6%	A-	359	365	1.5%	A-
Other utility	332	375	1.2%	A-	271	289	1.2%	A-
Total utilities	$3,617	$3,937	12.5%		$2,875	$2,909	12.1%
Total	$29,205	$31,393	100.0%	BBB+	$24,006	$23,982	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2019			September 30, 2019			June 30, 2019			March 31, 2019			December 31, 2018
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$30,100	$33,284	65.2%	$28,620	$32,128	64.9%	$27,571	$30,513	66.1%	$25,497	$27,674	66.3%	$24,904	$26,180	65.5%
2	BBB	14,366	15,514	30.3%	14,130	15,213	30.7%	12,942	13,705	29.7%	11,873	12,245	29.3%	12,142	12,023	30.1%
3	BB	1,706	1,748	3.4%	1,586	1,611	3.3%	1,389	1,408	3.0%	1,319	1,319	3.2%	1,409	1,371	3.4%
4	B	514	518	1.0%	443	444	0.9%	490	495	1.1%	420	422	1.0%	396	386	1.0%
5	CCC	36	23	—%	30	29	0.1%	15	16	—%	13	14	—%	13	13	—%
6	In or near default	31	34	0.1%	51	56	0.1%	51	52	0.1%	67	64	0.2%	18	19	—%
	Total	$46,753	$51,121	100.0%	$44,860	$49,481	100.0%	$42,458	$46,189	100.0%	$39,189	$41,738	100.0%	$38,882	$39,992	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2019			September 30, 2019			June 30, 2019			March 31, 2019			December 31, 2018
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$742	$777	10.6%	$787	$834	11.9%	$893	$929	14.2%	$799	$815	14.4%	$811	$814	15.0%
Non-agency	1,597	1,621	22.3%	1,574	1,606	22.8%	1,322	1,348	20.7%	1,171	1,179	20.8%	1,061	1,055	19.4%
Total RMBS	2,339	2,398	32.9%	2,361	2,440	34.7%	2,215	2,277	34.9%	1,970	1,994	35.2%	1,872	1,869	34.4%
ABS:
Collateralized loan obligations ("CLOs")	1,750	1,743	24.0%	1,590	1,581	22.4%	1,443	1,434	22.0%	1,323	1,311	23.1%	1,212	1,184	21.8%
ABS, excluding CLOs	1,223	1,235	17.0%	1,219	1,242	17.6%	1,039	1,060	16.3%	920	931	16.4%	960	966	17.7%
Total ABS	2,973	2,978	41.0%	2,809	2,823	40.0%	2,482	2,494	38.3%	2,243	2,242	39.5%	2,172	2,150	39.5%
CMBS	$1,841	$1,899	26.1%	$1,698	$1,782	25.3%	$1,687	$1,747	26.8%	$1,405	$1,432	25.3%	$1,428	$1,419	26.1%
Total	$7,153	$7,275	100.0%	$6,868	$7,045	100.0%	$6,384	$6,518	100.0%	$5,618	$5,668	100.0%	$5,472	$5,438	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	December 31, 2019		September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$76	69.1%	$76	74.5%	$73	76.1%	$208	90.5%	$721	96.4%
20% or more for less than six months	20	18.2%	10	9.8%	22	22.9%	21	9.1%	21	2.8%
20% or more for six months or greater	14	12.7%	16	15.7%	1	1.0%	1	0.4%	6	0.8%
Total	$110	100.0%	$102	100.0%	$96	100.0%	$230	100.0%	$748	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,936	$29	$293	$7	$2,229	$36
Canadian governments	—	—	—	—	—	—
RMBS	367	2	84	1	451	3
ABS	773	5	739	9	1,512	14
CMBS	253	3	—	—	253	3
U.S. government	49	1	—	—	49	1
State and political subdivisions	103	2	12	1	115	3
Other foreign government	278	4	—	—	278	4
Total investment grade securities	$3,759	$46	$1,128	$18	$4,887	$64

Below-investment grade securities:
Corporate	$220	$38	$100	$7	$320	$45
Other foreign government	—	—	10	1	10	1
Total below investment grade securities	$220	$38	$110	$8	$330	$46
Total fixed maturity securities	$3,979	$84	$1,238	$26	$5,217	$110

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$8,505	$302	$3,612	$195	$12,117	$497
Canadian governments	—	—	132	2	132	2
RMBS	270	2	836	23	1,106	25
ABS	1,102	24	382	9	1,484	33
CMBS	384	4	415	14	799	18
U.S. government	—	—	1,086	58	1,086	58
State and political subdivisions	104	2	157	7	261	9
Other foreign government	790	25	473	17	1,263	42
Total investment grade securities	$11,155	$359	$7,093	$325	$18,248	$684

Below-investment grade securities:
Corporate	$756	$43	$123	$15	$879	$58
Other foreign government	129	6	—	—	129	6
Total below investment grade securities	$885	$49	$123	$15	$1,008	$64
Total fixed maturity securities	$12,040	$408	$7,216	$340	$19,256	$748

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018		2019	2018	Change
Fixed maturity securities available-for-sale:
Other-than-temporary impairment losses on fixed maturities	$(13)	$(9)	$—	$(9)	$(14)	$1	$(31)	$(28)	$(3)
Gain on investment activity	35	68	20	28	13	22	151	65	86
Loss on investment activity	(11)	(13)	(7)	(19)	(65)	54	(50)	(159)	109
Net gains (losses) on fixed maturity securities available-for-sale	11	46	13	—	(66)	77	70	(122)	192

Net gains (losses) on equity securities	5	4	3	4	(16)	21	16	(20)	36
Other impairment losses and change in mortgage loan provision	—	(4)	(6)	(2)	(4)	4	(12)	(12)	—
Other non-derivative gain (loss), net	(1)	4	5	5	4	(5)	13	20	(7)

Free-standing derivatives:
Credit default swaps	8	2	5	15	(8)	16	30	(2)	32
Interest rate swaps - non-hedged	(32)	39	34	24	25	(57)	65	(21)	86
Interest rate swaps - hedged	—	—	—	—	—	—	—	—	—
Foreign currency swaps - non-hedged	4	1	(6)	1	(4)	8	—	(4)	4
Foreign currency swaps - hedged	2	(2)	(3)	(1)	(3)	5	(4)	1	(5)
Financial futures	(16)	—	(8)	(22)	29	(45)	(46)	21	(67)
CPI swaps	6	(8)	(7)	(9)	(9)	15	(18)	(10)	(8)
Equity options	(12)	—	(5)	(23)	23	(35)	(40)	7	(47)
Foreign currency forwards	1	—	—	—	—	1	1	—	1
Total free-standing derivatives	(39)	32	10	(15)	53	(92)	(12)	(8)	(4)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(1)	9	5	(2)	(33)	32	11	(13)	24
GMXB	47	(42)	(18)	18	(77)	124	5	(15)	20
Total embedded derivatives	46	(33)	(13)	16	(110)	156	16	(28)	44

Net gain (loss) on total derivatives	7	(1)	(3)	1	(57)	64	4	(36)	40

Total investment related gains (losses), net	$22	$49	$12	$8	$(139)	$161	$91	$(170)	$261

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
U.S. & Latin America Traditional
Income before income taxes	$85	$113	$55	$12	$95	$(10)	$265	$286	$(21)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(2)	10	4	6	(3)	1	18	(8)	26
Adjusted operating income before income taxes	$83	$123	$59	$18	$92	$(9)	$283	$278	$5

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$78	$100	$72	$65	$(6)	$84	$315	$168	$147
Investment and derivative (gains) losses (1)	45	(81)	(26)	21	(54)	99	(41)	21	(62)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	3	(19)	(9)	(4)	36	(33)	(29)	21	(50)
GMXB embedded derivatives (1)	(47)	42	18	(18)	77	(124)	(5)	15	(20)
Funds withheld (gains) losses - investment income	—	—	(1)	6	—	—	5	(2)	7
EIA embedded derivatives - interest credited	(10)	36	18	2	13	(23)	46	(17)	63
DAC offset, net	(4)	(13)	(3)	(12)	(13)	9	(32)	10	(42)
Adjusted operating income before income taxes	$65	$65	$69	$60	$53	$12	$259	$216	$43

U.S. & Latin America Capital Solutions
Income before income taxes	$26	$19	$20	$18	$20	$6	$83	$83	$—
Adjusted operating income before income taxes	$26	$19	$20	$18	$20	$6	$83	$83	$—

Canada Traditional
Income before income taxes	$28	$43	$46	$51	$45	$(17)	$168	$112	$56
Investment and derivative (gains) losses (1)	(1)	1	(1)	(6)	5	(6)	(7)	6	(13)
Adjusted operating income before income taxes	$27	$44	$45	$45	$50	$(23)	$161	$118	$43

Canada Financial Solutions
Income before income taxes	$7	$3	$4	$1	$2	$5	$15	$10	$5
Adjusted operating income before income taxes	$7	$3	$4	$1	$2	$5	$15	$10	$5

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2019	2019	2019	2019	2018	Quarter	2019	2018	Change
Europe, Middle East and Africa Traditional
Income before income taxes	$23	$25	$16	$16	$15	$8	$80	$55	$25
Adjusted operating income before income taxes	$23	$25	$16	$16	$15	$8	$80	$55	$25

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$72	$61	$52	$38	$36	$36	$223	$197	$26
Investment and derivative (gains) losses (1)	(1)	(2)	(3)	(3)	9	(10)	(9)	—	(9)
Investment (income) loss on unit-linked variable annuities	1	(12)	(3)	(12)	11	(10)	(26)	7	(33)
Interest credited on unit-linked variable annuities	(1)	12	3	12	(11)	10	26	(7)	33
Non-investment derivatives	2	—	—	—	—	2	2	—	2
Adjusted operating income before income taxes	$73	$59	$49	$35	$45	$28	$216	$197	$19

Asia Pacific Traditional
Income before income taxes	$12	$22	$34	$37	$34	$(22)	$105	$178	$(73)
Adjusted operating income before income taxes	$12	$22	$34	$37	$34	$(22)	$105	$178	$(73)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$13	$2	$2	$6	$(14)	$27	$23	$(6)	$29
Investment and derivative (gains) losses (1)	(5)	3	2	(3)	16	(21)	(3)	13	(16)
Adjusted operating income before income taxes	$8	$5	$4	$3	$2	$6	$20	$7	$13

Corporate and Other
Loss before income taxes	$(36)	$(41)	$(41)	$(27)	$(89)	$53	$(145)	$(237)	$92
Investment and derivative (gains) losses (1)	(8)	2	6	4	56	(64)	4	113	(109)
Interest expense on uncertain tax positions	4	9	2	3	—	4	18	—	18
Adjusted operating loss before income taxes	$(40)	$(30)	$(33)	$(20)	$(33)	$(7)	$(123)	$(124)	$1

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2019	2019	2019	2019	2018

Stockholders’ equity	$11,601	$11,524	$10,709	$9,670	$8,450
Less effect of AOCI:
Accumulated currency translation adjustments	(92)	(157)	(123)	(147)	(169)
Unrealized appreciation of securities	3,299	3,472	2,816	1,964	856
Pension and postretirement benefits	(70)	(57)	(51)	(51)	(51)
Stockholders’ equity, excluding AOCI	$8,464	$8,266	$8,067	$7,904	$7,814

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2019	2019	2019	2019	2018

Book value per share	$185.17	$184.06	$170.64	$154.61	$134.53
Less effect of AOCI:
Accumulated currency translation adjustments	(1.46)	(2.51)	(1.96)	(2.36)	(2.69)
Unrealized appreciation of securities	52.65	55.46	44.87	31.41	13.63
Pension and postretirement benefits	(1.12)	(0.91)	(0.81)	(0.82)	(0.80)
Book value per share, excluding AOCI	$135.10	$132.02	$128.54	$126.38	$124.39

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